UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 1 )

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☒ Definitive Proxy Statement

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☐ Soliciting Material Pursuant to Section 240.14a-12

REX American Resources Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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7720 Paragon Road
Dayton, Ohio 45459

__

May 4, 2018

Dear Shareholder:

We are sending you this letter, which has also been filed as Amendment No. 1 to Schedule 14A, solely to correct a clerical error in the Definitive Proxy Statement filed by REX American Resources Corporation (the “Company”) with the Securities and Exchange Commission on May 2, 2018 (the “Proxy Statement”). After filing and mailing the Proxy Statement, the Company discovered that the table of beneficial ownership under the heading “Security Ownership of Certain Beneficial Owners and Management” on pages 17 and 18 of the Proxy Statement incorrectly stated that the directors and officers as a group beneficially owned 1,104,446 shares of common stock of the Company as of April 24, 2018 (the correct number of shares of common stock beneficially owned by the them as a group on that date was 809,872) and, in footnote 11 thereto, stated that the common stock of the Company beneficially owned by the directors and officers as a group as of that date included 1,104,446 shares of restricted stock (the correct number of shares of restricted stock owned by them as a group on that date was 12,808). The percentage of common stock beneficially owned by all directors and officers as a group as of April 24, 2018 (12.5%) was correctly stated in the Proxy Statement. No other changes are being made in the Proxy Statement. We apologize for the clerical oversight. The corrected table of beneficial ownership is attached for your ease of reference.

On Behalf of REX American Resources Corporation

EDWARD M. KRESS Secretary

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth, as of April 24, 2018 (the record date for the Annual Meeting), certain information with respect to the beneficial ownership of REX Common Stock by each director and nominee for director, each named executive officer, all directors and executive officers as a group and those persons or groups known by us to own more than 5% of our Common Stock.

For purposes of this table, a person is considered to “beneficially own” any shares if the person, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, has (or has the right to acquire within 60 days after April 24, 2018) sole or shared power (i) to vote or to direct the voting of the shares or (ii) to dispose or to direct the disposition of the shares. Unless otherwise indicated, voting power and investment power are exercised solely by the named person or shared with members of his household.

	Common Stock Beneficially Owned
Name and Address	Number	Percent[1]
Stuart A. Rose[2] 7720 Paragon Road, Dayton, OH 45459	573,528	8.9%
Zafar A. Rizvi[3] 7720 Paragon Road, Dayton, OH 45459	42,237	*
Douglas L. Bruggeman[4] 7720 Paragon Road, Dayton, OH 45459	22,471	*
Edward M. Kress[5] One South Main Street, Suite 1300, Dayton, OH 45402	39,772	*
David S. Harris[6] 24 Avon Road, Bronxville, NY 10708	1,528	*
Lawrence Tomchin[7] 7720 Paragon Road, Dayton, OH 45459	113,084	1.8%
Charles A. Elcan[8] 3100 West End Avenue, Suite 500, Nashville, TN 37203	15,724	*
Mervyn L. Alphonso[9] 3830 Kennent Square, Suwanee, GA 30024	764	*
Lee Fisher[10] 15925 Shaker Blvd., Cleveland, OH 44120	764	*
All Directors and Executive Officers as a Group[11] (9 persons)	809,872	12.5%
BlackRock, Inc.[12]	775,024	12.0%
JP Morgan Chase & Co.[13] 270 Park Avenue, New York, NY 10017	501,659	7.8%

Renaissance Technologies LLC[14] 800 Third Avenue, New York, NY 10022	522,700	8.1%
Dimensional Fund Advisors LP15 Building One, 6300 Bee Cave Road, Austin, TX 78746	553,413	8.6%
The Vanguard Group[16] 100 Vanguard Boulevard, Malvern, PA 19355 55 East 52nd Street, New York, NY 10055	415,136	6.4%

*One percent or less

1Percentages are calculated on the basis of the number of shares outstanding on April 24, 2018 plus the number of shares of restricted stock awarded to the person or group that will vest within 60 days after April 24, 2018.

2Includes 443,854 shares held by the Stuart Rose Family Foundation, an Ohio nonprofit corporation of which Mr. Rose is the sole member, chief executive officer and one of three members of the board of trustees, the other two being members of his immediate family, and 3,380 shares of restricted stock.

3Includes 4,610 shares of restricted stock.

4Includes 2,305 shares of restricted stock.

5Includes 5,000 shares held by Mr. Kress as a co-trustee of the Tomchin Family Trust, 2,000 shares held by Mr. Kress as co-trustee of the Restated Brian Brooks Trust II and 359 shares of restricted stock.

6Includes 718 shares of restricted stock.

7Includes 359 shares of restricted stock and 282 shares held by Mr. Tomchin’s wife.

8Includes 359 shares of restricted stock.

9Includes 359 shares of restricted stock.

10Includes 359 shares of restricted stock.

11Includes 12,808 shares of restricted stock.

12Based on a Schedule 13G filing dated January 17, 2018. BlackRock, Inc., as parent holding company of BlackRock (Netherlands) B.V., BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock Asset Management Schweiz AG, BlackRock Financial Management, Inc., BlackRock Fund Advisors (beneficially owns 5% or greater of the outstanding shares of class reported), BlackRock Institutional Trust Company, N.A., Blackrock Investment Management, LLC, Blackrock International Limited and Blackrock Japan Co., Ltd. has sole power to vote 761,108 shares and sole power to dispose of 775,024 shares.

13Based on a Schedule 13G filing dated January 25, 2018. JPMorgan Chase & Co., as parent holding company of JPMorgan Chase Bank, National Association and J.P. Morgan Investment Management Inc., has sole power to vote 456,727 shares and sole power to dispose of 495,459 shares.

14Based on a Schedule 13G filing dated February 13, 2018. Renaissance Technologies LLC and Renaissance Technologies Holdings Corporation, on behalf of certain funds and accounts managed by Renaissance Technologies LLC, have sole power to vote 522,700 shares and sole power to dispose of 522,700 shares.

15Based on a Schedule 13G filing dated February 9, 2018. Dimensional Fund Advisors LP, a registered investment adviser, furnishes investment advice to four registered investment companies and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts. In its or its subsidiaries’ role as investment adviser, sub-adviser and/or manager, Dimensional Fund Advisors LP or its subsidiaries may possess voting and/or investment power over the shares owned by these funds, trusts and accounts. Dimensional Fund Advisors LP or its subsidiaries has sole power to vote 540,700 shares and sole power to dispose of 553,413 shares. Dimensional Fund Advisors LP disclaims beneficial ownership of all such shares.

16Based on a Schedule 13G filing dated February 7, 2018, The Vanguard Group, a registered investment advisor, has the sole power to vote 6,306 shares, shared power to vote 529 shares, sole power to dispose of 408,660 shares and shared power to dispose of 6,476 shares.